LOAN AGREEMENT


                                     between


                           AH TEXAS SUBORDINATED, LLC

                                   as Borrower


                                       and


                       BANC ONE CAPITAL PARTNERS IV, LTD.

                                    as Lender




                                      Dated

                                  June 17, 1998

                                TABLE OF CONTENTS


                                                                            Page

ARTICLE 1.  DEFINITIONS......................................................2
      1.1   Definitions......................................................2
      1.2   Cross-References.................................................6

ARTICLE 2.   LOAN............................................................6
      2.1    Loan............................................................6
      2.2   Timing of Disbursement of Loan...................................7
            (a)   Priority Loan..............................................7
            b)    Subordinate Loan...........................................7
      2.3   Notes............................................................7
            -----
            (a)   Term.......................................................7
                  ----
            (b)   Interest Rate..............................................8
                  -------------
                  (i)   Required Pay Rate of Interest........................8
                  (ii)  Mandatory Lookback Interest..........................8
                  (iii) Default Interest Rate................................8
            (c)   Intentionally Omitted......................................8
                  ---------------------
            (d)   No Principal Amortization..................................8
                  -------------------------
            (e)   Optional Prepayments.......................................8
                  --------------------
            (f)   Events of Default..........................................9
                  -----------------
            (g)   Priority of Payments.......................................9
                  --------------------
      2.4   Use of Loan Proceeds.............................................9
            --------------------
      2.5   Acknowledgment of Full Payment of the Loan.......................9
            ------------------------------------------
      2.6   Right to Make Additional Advances................................9
            ----------------------------------

ARTICLE 3.  PAYMENTS, SECURITY..............................................10
      3.1   Payments........................................................10
      3.2   Security........................................................10

ARTICLE 4.  CONDITIONS OF BORROWING.........................................11
      4.1   Conditions Precedent to the Initial Disbursement................11

ARTICLE 5.  REPRESENTATIONS AND WARRANTIES..................................13
      5.1   Organization and Authority of Borrower..........................13
            --------------------------------------
      5.2   Organization and Authority of the Owner.........................14
            ---------------------------------------
      5.3   Organization and Authority of the General Partner...............14
            -------------------------------------------------
      5.4   Title to Property; Liens........................................14
            ------------------------
      5.5   Litigation......................................................14
            ----------
      5.6   Compliance with Law and Other Instruments.......................15
            -----------------------------------------
      5.7   Adverse Contracts; Defaults.....................................15
            ---------------------------
      5.8   Environmental Laws..............................................15
            ------------------
      5.9   Disclosure......................................................15
            ----------

      5.10  Tax Reports; Filings............................................16


                  5.11  Default.............................................16
                        -------
      5.12  Business of Borrower and Owner..................................16
            ------------------------------
      5.13  Liabilities.....................................................16
            -----------

ARTICLE 6.  AFFIRMATIVE COVENANTS...........................................16
      6.1   Covenants Relating to the Property or the Manager...............16
            (a)   Financial Statements and Reports..........................16
                  --------------------------------
            (b)   Periodic Reports..........................................17
                  ----------------
            (c)   Preparation of Tax Returns................................17
                  --------------------------
            (d)   Inspection................................................17
                  ----------
            (e)   Insurance.................................................17
                  ---------
            (f)   Payment of Taxes and Claims...............................18
                  ---------------------------
            (g)   Maintenance of Property...................................18
                  -----------------------
            (h)   Maintenance of Tangible Assets............................18
                  ------------------------------
            (i)   Records and Books of Account..............................18
                  ----------------------------
            (j)   Use of Proceeds...........................................18
                  ---------------
            (k)   Construction Plan.........................................18
                  -----------------
      6.2   Covenants  Relating  to the  Borrower,  the Owner and the General
            -----------------------------------------------------------------
            Partner.........................................................19
            -------
            (a)   Compliance with Laws......................................19
                  --------------------
            (b)   Preservation of Existence.................................19
                  -------------------------
            (c)   Notices of Certain Events.................................19
                  -------------------------
            (d)   Performance of Contracts..................................20
                  ------------------------
            (e)   Notice of Material Litigation.............................20
                  -----------------------------
            (f)   Bankruptcy................................................20
                  ----------
            (g)   Compliance with Certain Agreements........................20
                  ----------------------------------

ARTICLE 7.  NEGATIVE COVENANTS..............................................21
      7.1   Liens and Other Encumbrances....................................21
      7.2   Amendments to Operating Agreement, Management Agreement,
            Development Agreement, and Senior Loan Documents................21
            ------------------------------------------------
      7.3   Transactions with Affiliates....................................21
            ----------------------------
      7.4   Admission of New Members........................................22
            ------------------------
      7.5   Refinancing of Senior Loan: Additional Debt.....................22
            -------------------------------------------
      7.6   Sale of the Property............................................22
            --------------------
      7.7   Limitations of Business.........................................22
            -----------------------
      7.8   Budgets.........................................................22
            -------
      7.9   Capital Expenditures............................................22
            --------------------
      7.10  No Challenge to Exercise of Rights under Assignment.............23
            ---------------------------------------------------
      7.11  Limitation on Change of Ownership...............................23
            ---------------------------------

ARTICLE 8.  EVENTS OF DEFAULT...............................................23
      8.1   Event of Default................................................23
      8.2   Consequences of Event of Default................................25

ARTICLE 9.  INDEMNIFICATION.................................................26
      9.1   No Reliance; Indemnification....................................26

ARTICLE 10.  MISCELLANEOUS..................................................26
      10.1  Notices.........................................................26
      10.2  Term of Agreement; Termination; Successors and Assigns..........28
      10.3  No Implied Rights or Waivers....................................29
      10.4  Applicable Law..................................................29
      10.5  Modifications, Amendments or Waivers............................29
      10.6  Counterparts....................................................29
      10.7  Headings........................................................29
      10.8  Expenses........................................................29
      10.9  Accounting......................................................29
      10.10 Severability....................................................30
      10.11 Waiver of Jury Trial; Consent to Venue..........................30
      10.12 Entire Agreement................................................30

Exhibit A-1 Guaranty Agreement
       A-2  Guaranty of Completion
       A-3  Non-Recourse Guaranty

Exhibit B-1 Priority Note

Exhibit B-2 Subordinate Note

Exhibit C   Security Agreement - Pledge and Assignment of Membership Interests

Exhibit D   Warrant Certificate

     Exhibit E-1 Methodology of Calculation of Internal Rate of Return (Priority
Note)

     Exhibit  E-2   Methodology  of  Calculation  of  Internal  Rate  of  Return
(Subordinate Note)

                                 LOAN AGREEMENT


      This Loan Agreement (this "Agreement") is entered into as of June 17, 1998, by and between AH TEXAS SUBORDINATED, LLC, an Ohio limited liability company (the "Borrower"), and BANC ONE CAPITAL PARTNERS IV, LTD., an Ohio limited liability company (the "
Lender").

                                    RECITALS:

      WHEREAS, AH Texas Owner Limited Partnership is an Ohio limited partnership (the "Owner"), the sole partners of which are the Borrower and AH Texas CGP, Inc., an Ohio corporation (the "General Partner"), which acts as the sole general partner of the Owner;

      WHEREAS, the Borrower is the sole shareholder of the General Partner;

      WHEREAS, the Owner intends to develop a congregate housing facility with an assisted living component for the elderly in Austin, Texas, which is currently referred to as "The Heritage at Gaines Ranch" (the "Project");

      WHEREAS, the Borrower estimates that the total cost of acquisition, development and construction of the Project will be $31,097,670 (the "Estimated Project Cost");

      WHEREAS, the Borrower, on behalf of the Owner, has obtained a loan from Nomura Asset Capital Corporation (the "Senior Lender") for the acquisition, development and construction of the Project, in the amount of up to $24,250,000 (the "Senior Loan");

      WHEREAS, the Lender has agreed to make a loan to the Borrower (as further defined in Section 2.1 below, the " Loan") to be used as an equity contribution to the Owner, the proceeds of which will fund a portion of the Estimated Project Cost which will not be funded by the Senior Loan, upon the terms and conditions herein below set forth; and

      WHEREAS, in order to collateralize the Loan and induce the Lender to make the Loan (i) AH Texas Investor, Inc., which owns one hundred percent (100%) of the membership interests in the Borrower (the "Membership Interests") and will derive material benefits from the Loan, has agreed to pledge and assign the Membership Interests to the Lender and (ii) Brookdale Living Communities, Inc., a Delaware corporation ("Brookdale") and an Affiliate of BLC of Texas-II, L.P., a Delaware limited partnership and the developer and manager of the Project (the "Manager"), which will derive material benefits from the Loan, has agreed to guaranty certain obligations of the Borrower, to the extent described in the Guaranties (as hereinafter defined).

      NOW THEREFORE, for and in consideration of one dollar ($1.00) in hand paid by the Borrower to the Lender and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

                             ARTICLE 1. DEFINITIONS

      1.1 Definitions. The following terms shall have the meanings set forth below:

            "Affiliate" of a Person shall mean any other Person directly or indirectly controlling, under common control with, or controlled by such Person. For purposes of the definition of Affiliate, "control" when used with respect to any specific person, means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms "controlling" and "controlled" have meanings relative to the foregoing.

            "Agreement" is defined in the preamble.

            "Bankruptcy Act" shall mean Title 11 of the United States Code entitled "Bankruptcy" as now and hereafter in effect, or any successor statute.

            "Borrower" is defined in the preamble.

            "Brookdale" is defined in the Recitals on Page 1 of this Agreement.

            "Brookdale Option Agreement" shall mean that certain Property Option Agreement among Brookdale, the Borrower and the Owner of even date herewith.

            "Budget" shall have the meaning set forth in the Senior Loan Documents.

            "Business Day" shall mean any day other than Saturdays, Sundays and other legal holidays or days on which the principal office of the Lender is closed or banks in Chicago, Illinois are closed.

            "Call Option" shall mean the option in favor of Brookdale to purchase (i) the Property from the Owner or (ii) all of the equity interests in the Owner and the General Partner from the Borrower, as more particularly described in the Brookdale Option
Agreement.

            "Capital Contribution" is defined in Section 4.1(r) of this Agreement.

            "Completion Guaranty" shall mean the Guaranty of Completion executed by Brookdale in favor of Lender of even date herewith, a copy of which is attached hereto as Exhibit A-2.

            "Consent and Subordination of Manager" shall mean that certain Consent and Subordination of Manager of even date herewith executed by the Manager, in its capacity as property manager and as developer, in favor of Lender.

            "Construction Plan" shall be Manager's narrative description of its plan, inclusive of time lines and budgets, for completion of construction of the Project.

            "Default" shall mean the occurrence of an event which with the giving of notice, passage of time, or both would become an Event of Default.

            "Default Rate of Interest" is defined in Section 2.3(b)(iii) of this Agreement.

            "Development Agreement" shall mean that certain Amended and Restated Development Agreement between the Owner and Manager dated June 17, 1998.

            "Environmental   Indemnity   Agreement"   shall  mean  that  certain
Environmental Indemnity Agreement of even date herewith executed by Brookdale in favor of the Lender.

            "Environmental Site Assessment" is defined in Section 5.8 of this Agreement.

            "Equity Option Agreement" shall mean that certain Equity Option Agreement among
AH Texas Investor, Inc., the Owner, the Borrower, the General Partner and Brookdale of even date herewith.

            "Equity Option" shall mean the option in favor of Brookdale to purchase the equity interests of AH Texas Investor, Inc. in Borrower as more particularly described in the Equity Option Agreement.

            "Estimated Project Cost" is defined in the Recitals on page 1 of this Agreement.

            "Event of Default" is defined in Section 8.1 of this Agreement.

            "Fair Market Value" shall mean the fair market value of the Property as of the date in question as determined in accordance with the Brookdale Option Agreement.

            "First  Mortgage"  shall  mean the  mortgage  in  favor of  Senior
Lender.

            "General Partner" is defined in the Recitals on Page 1 of this Agreement.

            "Guaranties" shall mean the Non-Recourse Guaranty, the Completion Guaranty, the
Guaranty of Recourse Obligations and the Environmental Indemnity Agreement.

            "Guaranty of Recourse Obligations" shall mean the Guaranty Agreement executed by Brookdale in favor of Lender, a copy of which is attached hereto as Exhibit A-1.

            "Initial Disbursement" is defined in Section 2.2(b) of this Agreement.

            "Intercreditor Agreement" shall mean that certain Intercreditor Agreement among Lender, Senior Lender, Owner, Borrower, General Partner, AH Texas Investor, Inc., Brookdale and Manager of even date herewith as the same may be hereafter supplemented, amended, modified or renewed.

            "Lender" is defined in the preamble of this Agreement.

            "Loan" shall mean, collectively, the Priority Loan and the Subordinate Loan.

            "Loan Closing" shall be the date that the Initial Disbursement is funded.

            "Loan Documents" shall mean and include this Agreement, the Notes, the Security Agreement and Assignment, the Guaranties, the Warrant, the Pledge of Investment Agreement, the Consent and Subordination of Manager and other documents and agreements evidencing and collateralizing the Loan or the Guaranties.

            "Management Agreement" shall mean the Management Agreement between the Owner and Manager dated June 17, 1998 relating to the management of the Property.

            "Manager" is defined in the Recitals on Page 1 of this Agreement.

            "Mandatory Lookback Interest" is defined in Section 2.3(b)(ii) of this Agreement.

            "Mandatory Priority Note Lookback Interest" is defined in Section 2.3(b)(ii) of this
Agreement.

            "Mandatory  Subordinate  Note  Lookback  Interest"  is  defined in
Section 2.3(b)(ii) of
this Agreement.

            "Maturity Date" is defined in Section 2.3(a) of this Agreement.

            "Membership Interests" is defined in the Recitals on Page 1 of this Agreement.

            "Michigan Loan" shall mean that certain loan by the Lender to AH Michigan Subordinated, LLC pursuant to the Michigan Loan Agreement.

            "Michigan Loan Agreement" shall mean that certain Loan Agreement between AH Michigan Subordinated, LLC and the Lender of even date herewith.

            "Non-Recourse   Guaranty"  shall  mean  the  Non-Recourse   Guaranty
executed by Brookdale in favor of Lender of even date herewith, a copy of which is attached hereto as Exhibit A-4.

            "Notes"   shall  mean,   together,   the  Priority  Note  and  the
Subordinate Note.

            "Operating   Agreement"   shall  mean  the  Amended  and  Restated
Operating Agreement of the Borrower dated June 17, 1998.

            "Owner" is defined in the Recitals on Page 1 of this Agreement.

            "Person" shall mean a limited liability company, an association, a corporation, a partnership, an organization, a business, an individual, a government or political subdivision thereof or a governmental agency.

            "Pledge of Investment Agreement" shall mean that certain Security Agreement Pledge and Assignment of Investment Agreement of even date herewith between Brookdale and
Lender.

            "Priority Loan" is defined in Section 2.1 of this Agreement.

            "Priority Note" is defined in Section 2.3 of this Agreement and a copy of which is attached hereto as Exhibit B-1.

            "Project" is defined in the Recitals on Page 1 of this Agreement.

            "Project Completion" is the circumstance evidenced by the Project Architect's
Certificate of Substantial Completion and the issuance of all licenses and permits required for the full use and occupancy of the Project.

            "Property" shall mean the real property described in the First Mortgage and the Project and all other improvements, buildings and structures and appurtenances relating thereto acquired by the Owner or owned by the Owner and located in Austin, Travis
County, Texas.

            "Recourse Guaranties" shall mean the Completion Guaranty, the Guaranty of
Recourse Obligations and the Environmental Indemnity Agreement.

            "Required  Pay Rate of Interest on the Priority  Note" is defined in
Section 2.3(b)(i) of this Agreement.

            "Required Pay Rate of Interest on the Subordinate Note" is defined in Section
2.3(b)(i) of this Agreement.

            "Scheduled Debt Service" shall mean the monthly payments of interest at the Default Rate of Interest or the Required Pay Rate of Interest on the Priority Note, as applicable, as required by Section 2.3(b)(i) and Section 2.3(b)(iii) of this Agreement.

            "Security Agreement and Assignment" shall mean the Security Agreement - Pledge and Assignment of Membership Interests from AH Texas Investor, Inc. to the Lender dated the date of the Loan Closing, a copy of which is attached hereto as Exhibit C.

            "Senior Lender" is defined in the Recitals on Page 1 of this Agreement.

            "Senior Loan" is defined in the Recitals on Page 1 of this Agreement.

            "Senior Loan Documents" shall mean the loan documents evidencing or securing the Senior Loan.

            "Special Management Interest" shall mean that certain right to replace the manager of the Borrower granted to the Lender pursuant to Section
5.5 of the Operating Agreement.

            "Structuring Fee" means the fee of $152,230 payable by the Borrower to Banc One Capital Markets, Inc., an Affiliate of the Lender, as follows: (a) 50% of the Structuring Fee shall be due and payable upon the earlier of (i) the Loan Closing or (ii) the 30th day after the date on which the commitment to make the Loan was issued by the Lender to the Borrower, and (b) the remaining 50% of the Structuring Fee shall be due and payable at the time of the Loan Closing. A deposit of $5,000 has been previously paid to the Lender on behalf of the Borrower and said deposit shall be credited against the Structuring Fee at the Loan Closing.

            "Subordinate Loan" is defined in Section 2.1 of this Agreement.

            "Subordinate Note" is defined in Section 2.3 of this Agreement and a copy of which is attached hereto as Exhibit B-2.

            "Title Insurance Commitment" is defined in Section 4.1(f) of this Agreement.

            "Warrant" shall mean that certain Warrant Certificate issued by Brookdale in favor of the Lender, a copy of which is attached hereto as Exhibit D.

            "Unavoidable Delay" shall have the meaning set forth in the Senior Loan Documents.

            "15.60% IRR" shall mean an internal rate of return of 15.60% per annum, compounded monthly, and computed using the methodology described in Exhibit E-1 attached hereto. Upon any Event of Default, the internal rate of return of 15.60% per annum shall be increased to 19.60% per annum from and after the expiration of any applicable cure period following such Event of Default until the earlier of the payment in full of the Notes or the date when such Event of Default is cured.

            "17.11% IRR" shall mean an internal rate of return of 17.11% per annum, compounded monthly, and computed using the methodology described in Exhibit E-2 attached hereto. Upon any Event of Default, the internal rate of return of 17.11% per annum shall be increased to 21.11% per annum from and after the expiration of any applicable cure period following such Event of Default until the earlier of the payment in full of the Notes or the date when such Event of Default is cured.

      1.2 Cross-References. Anything herein to the contrary notwithstanding, any cross-reference in the Loan Documents to a term defined in the Senior Loan Documents shall refer to such term as defined in the Senior Loan Documents as in effect on the date hereof.


                               ARTICLE 2.   LOAN

      2.1 Loan. The Lender, upon the terms and subject to the conditions of this Agreement, shall lend to the Borrower (a) the principal amount of $4,466,981 ($3,081,742 of which shall be disbursed to the Borrower and up to $1,385,239 of which shall be allocated monthly to capitalized interest to be used as a source of payment of the Scheduled Debt Service certain legal and due diligence expenses payable at the Loan Closing, and the unpaid portion of the Structuring
Fee);

and (b) the principal  amount of  $2,915,677.  The loan proceeds  referred to in
(a), above, (subject to increase as set forth in Section 2.6) are sometimes hereinafter referred to as the "Priority Loan". The loan proceeds referred to in
(b), above, are sometimes hereinafter referred to as the "Subordinate Loan". The Priority Loan and the Subordinate Loan are sometimes hereinafter referred to together as the "Loan".

      2.2 Timing of Disbursement of Loan. The Loan shall be funded and disbursed as follows:

            (a) Priority Loan. Subject to the satisfaction of the conditions precedent described in Section 4.1 hereof, the sum of $3,081,742 of the Priority Loan shall be disbursed by the Lender to the Borrower on the date of the Loan Closing. In addition, up to $1,385,239 of the principal of the Priority Loan shall be deemed advanced and applied to pay the unpaid portion of the Structuring Fee and certain legal and due diligence expenses payable at the Loan Closing and the Scheduled Debt Service as it comes due. The Borrower acknowledges that the $1,181,027 of the principal of the Priority Loan will be insufficient to pay all Scheduled Debt Service in the event the Maturity Date is extended as provided in Section 2.3(a), below. Brookdale has agreed to guaranty the payment of Scheduled Debt Service during any such extension period pursuant to its Guaranty of Recourse Obligations.

            (b) Subordinate Loan. Subject to the satisfaction of the conditions precedent described in Section 4.1 hereof, the Subordinate Loan shall be fully funded and disbursed to the Borrower on the date of the Loan Closing. The disbursement of the Subordinate Loan at the Loan Closing together with the initial disbursement of the Priority Loan at the Loan Closing, (as described in
Section 2.2(a)), is sometimes hereinafter referred to as the "Initial Disbursement".

      2.3 Notes. The Priority Loan shall be evidenced by a promissory note (the "Priority Note") in the form of Exhibit B-1 attached hereto, which shall be executed and delivered to the Lender by the Borrower. The Subordinate Loan shall be evidenced by a promissory note (the "Subordinate Note" and together with the Priority Note, the "Notes") in the form of Exhibit B-2 attached hereto, which shall be executed and delivered to the Lender by the Borrower. The Notes shall contain the following principal terms and provisions:

            (a) Term. Each Note shall be dated the date of the Loan Closing and shall be due and payable in full on the earlier of the Conversion Date (as such term is defined in the Senior Loan Documents) or May 11, 2001, subject to the Lender's right to accelerate that date upon the occurrence of an Event of Default as set forth in Section 8.2 of this Agreement and subject to Borrower's right to extend such date as hereinafter provided (the "Maturity Date"). Borrower may extend the Maturity Date to the earlier of the Conversion Date or the Extended Expected Conversion Date (as such term is defined in the Senior Loan Documents) provided that (i) Borrower has provided to Lender written notice of its election to so extend the Maturity Date at least 30 days prior to the Original Expected Conversion Date (as such term is defined in the Senior Loan Documents), (ii) as of the date of such notice there exists no Event of Default or event which with notice or passage of time would constitute an Event of Default; (iii) Borrower pays to Lender an extension fee equal to one percent (1%) of the then outstanding principal amount of the Priority Note; and (iv) the Original Expected Conversion Date has been extended to the Extended Expected Conversion

Date (as such term is defined in the Senior Loan Documents) in accordance with the provisions of the Senior Loan Documents.

            (b)   Interest Rate.

                  (i) Required Pay Rate of Interest. Except as expressly provided in Section 2.3(b)(iii), interest shall accrue on the unpaid principal balance of the Priority Note at the rate ten percent (10%) per annum (the "Required Pay Rate of Interest on the Priority Note"). The Required Pay Rate of Interest on the Priority Note shall (A) be applied to so much of the principal of the Priority Loan as shall be outstanding; (B) be calculated on the basis of a 365 day year, for the actual number of days outstanding and (C) accrue and be payable in arrears on the first business day of each month. Except as expressly provided in Section 2.3(b)(iii), interest shall accrue on the unpaid principal balance of the Subordinate Note at the rate of nine percent (9%) per annum, simple interest (the "Required Pay Rate of Interest on the Subordinate Note"). The Required Pay Rate of Interest on the Subordinate Note shall (x) be applied to so much of the principal of the Subordinate Loan as shall be outstanding; (y) be calculated on the basis of a 365-day year, for the actual number of days outstanding and (z) accrue and be payable on the Maturity Date.

                  (ii) Mandatory Lookback Interest. Upon the payment of the outstanding principal balance of the Loan, whether at the Maturity Date or upon earlier acceleration or permitted prepayment, the Borrower shall pay to the Lender as additional interest on the Loan an aggregate amount equal to (A) the amount necessary to produce a 15.60% IRR on the Priority Note after taking into account all interest previously paid to the Lender (the "Mandatory Priority Note Lookback Interest") plus (B) the amount necessary to produce a 17.11% IRR on the Subordinate Note after taking into account all interest previously paid to the Lender (the "Mandatory Subordinate Note Lookback Interest"). The Mandatory
Priority Note Lookback Interest and the Mandatory Subordinate Note Lookback Interest are sometimes hereinafter collectively referred to as the "Mandatory Lookback Interest".

                  (iii) Default Interest Rate. Upon any Event of Default, a default rate of interest (the "Default Rate of Interest"), calculated at four percent (4%) per annum in excess of the Required Pay Rate of Interest on the Priority Note and the Required Pay Rate of Interest on the Subordinate Note, as applicable, shall apply to the Loan from and after the expiration of any applicable cure period following an Event of Default until the earlier of the payment in full of the Notes or the date when such Event of Default is cured.

            (c)   Intentionally Omitted.

            (d) No Principal Amortization. The outstanding principal balance of each of the Notes is due and payable at the Maturity Date and there is no amortization of such principal prior to the Maturity Date.

            (e) Optional Prepayments. The Loan shall be closed to prepayment except as otherwise expressly provided herein. The Loan may be prepaid in whole, but not in part, on or after June 1, 2000, provided that: (i) the Borrower (or Brookdale) shall provide the Lender with five (5) days prior written notice of any such prepayment in full; (ii) Brookdale has exercised the Equity Option; and
(iii)
any prepayment shall be accompanied by the payment of the Mandatory Lookback Interest as required by Section 2.3(b)(ii). The Loan may also be prepaid in whole, but not in part, at any time (whether before or after June 1, 2000) in the event of an "Investor Default" (as such term is defined in the Equity Option Agreement) provided that (i) Brookdale has exercised the Equity Option and (ii) any prepayment shall be accompanied by the payment of the Mandatory Lookback Interest as required by Section 2.3(b)(ii).

            (f) Events of Default. Any Event of Default under this Agreement shall be an event of default under the Notes.

            (g) Priority of Payments. Anything herein to the contrary notwithstanding, the payment of all amounts owing to the Lender by the Borrower with respect to the Priority Loan (including, without limitation, all principal under the Priority Loan, any reasonable costs of collection with respect to the Priority Note, all Scheduled Debt Service and all Mandatory Priority Note Lookback Interest) shall, in all events, take priority over each and every payment by the Borrower under or with respect to the Subordinate Loan. The subordination of the right to payment of any amounts under the Subordinate Loan to the payment of all amounts under the Priority Loan shall be reflected on the face of each Note.

      2.4   Use  of  Loan  Proceeds.   The  proceeds  of  the  Loan  shall  be
disbursed as follows:

            (a) All closing costs shall be paid, including, but not limited to, reasonable legal fees and expenses, the Structuring Fee and all other reasonable costs incurred by (i) the Lender, including the reasonable fees and expenses of the Lender's attorneys, appraisers, accountants, environmental consultants and other professionals, as provided for in Section 10.8 of this Agreement, and (ii) the Borrower (if incurred by the Borrower and approved by the Lender and the Manager) which are directly related to the closing of the Loan.

            (b) The remaining proceeds of the principal amount of the Subordinate Loan shall be used by the Borrower as a capital contribution to the Owner to acquire, develop or construct the Property and to pay the Owner's costs and expenses incurred in connection therewith. The remaining proceeds of the principal amount of the Priority Loan shall be used (i) for the purposes described in the immediately preceding sentence, (ii) to pay Scheduled Debt Service as described in Section 2.2(a) of this Agreement, and (iii) for such other purposes as the Lender and Manager may agree in writing.

      2.5 Acknowledgment of Full Payment of the Loan. Upon payment in full of the Loan in accordance with this Agreement, the Lender shall promptly provide to Borrower (with a copy to Brookdale) a written acknowledgment of such payment in full.

      2.6   Right to Make Additional Advances.

            (a) Anything herein to the contrary notwithstanding, the Lender shall have the right, but not the obligation, subject to the approval of the Manager (which shall not be unreasonably withheld), to make additional advances to fund the payment of the income taxes resulting from the generation of any operating income to the Owner. For all purposes of this

Agreement, such advances shall constitute a portion of the Priority Loan (and thereby increase its principal balance); provided, however that the Required Pay Rate of Interest with respect to such advances shall accrue and be payable on the Maturity Date. Anything herein to the contrary notwithstanding, any such advances by the Lender shall in no event create any obligation on the part of the Owner to the Lender.

            (b) Anything herein to the contrary notwithstanding, in the event Manager or its Affiliate fails to pay to the Senior Lender the Conversion Shortfall in accordance with the terms of the Senior Loan Documents and, as a result, Lender makes a Subordinate Lender Conversion Shortfall Advance (as such term is defined in the Intercreditor Agreement), such advance, at the option of the Lender, shall constitute a portion of the Priority Loan (and thereby increase its principal balance); provided, however, that the Required Pay Rate of Interest with respect to such advance shall accrue and be payable on the Maturity Date. Anything herein to the contrary notwithstanding, any such advances by the Lender shall in no event create any obligation on the part of the Owner to the Lender.


                 ARTICLE 3.  PAYMENTS, SECURITY, LIABILITY FOR
                                THE MICHIGAN LOAN

      3.1 Payments. All payments by the Borrower of all amounts due on the Notes shall be made to the Lender in United States funds on the date they are due. Whenever any payment to be made thereunder shall be due other than on a Business Day, such payment shall be deemed to be due on the next succeeding Business Day and, in such event, such extension of time shall be included in the computation of interest thereunder.

      3.2 Security. As security for payment of the Notes and for the performance of and compliance with all of the terms, covenants, conditions, stipulations and agreements contained in the Loan Documents (including, without limitation, the agreement contained in Section 3.3), AH Texas Investor, Inc. shall pledge and assign to the Lender its Membership Interests in the Borrower pursuant to the Security Agreement and Assignment. Upon the exercise of its rights under the Security Agreement and Assignment, the Lender or its assignee or designee, at its election, may become a substitute member of the Borrower subject only to the terms and conditions of the Intercreditor Agreement and the Equity Option. Upon an Event of Default and acceleration of the Loan, the Lender or its assignee or designee, at its election, may exercise its rights under the Special Management Interest. In addition, Brookdale shall execute and deliver to the Lender the Guaranties.

      3.3 Liability for the Michigan Loan. In consideration for the making of the Loan, the Borrower acknowledges and agrees that it shall be jointly and severally liable for the obligations of AH Michigan Subordinated, LLC under the Michigan Loan Agreement and consents to and agrees to the terms and conditions of the Michigan Loan Agreement and the Loan Documents (as such term is defined in the Michigan Loan Agreement).

                       ARTICLE 4. CONDITIONS OF BORROWING

      The obligation of the Lender to disburse the principal amount of the Loan to the Borrower provided for hereunder shall, in addition to any other requirements set forth herein, be subject to the following conditions.

      4.1 Conditions Precedent to the Initial Disbursement. Prior to the Initial Disbursement (i) all the representations and warranties made in Article 5 below shall remain true and correct in all material respects, and (ii) there shall be no event of default under any of the Senior Loan Documents. In addition, the Borrower shall furnish, or cause to be furnished, to the Lender the following, in form and substance reasonably satisfactory to the Lender and counsel for the
Lender:

            (a)   The duly executed  Loan Documents;

            (b) Certified copies of the resolutions of the Borrower authorizing the execution, delivery and performance of the Borrower's obligations under the Loan Documents to which it is a party;

            (c) Evidence that the Owner or the Manager has in effect insurance and endorsements of the character and amount described in Section 6.1(e);

            (d) Evidence that the Borrower has paid or shall cause to be paid from proceeds of the Loan all required third party fees and expenses, including the Structuring Fee;

            (e) An opinion or opinions of counsel(s) to AH Texas Investor, Inc., the Borrower, Manager and Brookdale, addressed to the Lender and, as to clauses
(iii), (viii) and (ix) to Brookdale, opining: (i) that the Loan Documents have been duly authorized, executed and delivered by the Borrower, the Manager and Brookdale, as the case may be, and are the legal, valid, and binding obligations of the Borrower, Brookdale and the Manager, as applicable; (ii) that the Loan Documents are in full force and effect and are in compliance with all requirements of the Senior Lender, State law and Federal law; (iii) that the Borrower and the Owner are duly organized and validly existing entities under the laws of the State(s) under which they are formed, and the Owner has full power to acquire, hold, encumber, develop, operate, sell and convey and dispose of real property and interests therein; (iv) that the Membership Interests have been effectively pledged and assigned to the Lender pursuant to the Security Agreement and Assignment and that the Lender, upon proper filing, will have a perfected security interest in the Membership Interests; (v) the Guaranties and the Security Agreement and Assignment have been duly executed and delivered and are the legal, valid and binding obligation of the signatories thereto; (vi) that (A) the execution and performance by the Borrower of this Agreement, the Notes, and the other Loan Documents to which it is a party do not conflict with the Borrower's or the Owner's organizational documents or any other agreements of the Borrower or the Owner known to counsel and (B) to the knowledge of counsel, there are no administrative orders, notices, claims, litigation, proceedings or investigations pending against the Borrower, the Owner or the Property with respect to which an adverse decision is reasonably likely which would materially adversely affect the Borrower's performance under the Loan Documents to which it is a party; (vii) the Special Management Interest is a legal, valid and binding obligation of the Borrower; (viii) the Equity Option Agreement has been duly authorized, executed and delivered by AH Texas Investor, Inc., the Borrower, the General Partner and the Owner and is the legal, valid and binding obligation of AH Texas Investor, Inc., the Borrower, the General Partner and the Owner; (ix) the Brookdale Option Agreement has been duly authorized, executed and delivered by the Borrower and the Owner and is the legal, valid and binding obligation of the Borrower and the Owner; and (x) such other matters which the Lender or its counsel may reasonably require (including, without limitation, choice of law and usury). Such opinion or opinions of counsel shall be in form and substance reasonably acceptable to the Lender and its counsel;

            (f) A copy of the TLTA owner's and lender's commitments of title insurance issued to the Owner and the Senior Lender (together, the "Title Insurance Commitment"), and the Lender shall have the opportunity to review and approve the same. Such Title Insurance Commitment shall be reasonably acceptable to the Lender in all respects;

            (g) The existing survey of the Property prepared by a surveyor registered in the State of Texas. The survey shall be reasonably acceptable to the Lender in all respects;

            (h) No part of the improvements of the Property shall have been damaged or destroyed, in whole or in material part by fire or other casualty and no material eminent domain proceedings affecting the improvements to the Property shall have been threatened or pending;

            (i) All questions concerning the Owner's rights, title and interest in and to the Property, the Borrower's authority to enter into the transaction contemplated by this Agreement and the security of the pledge and assignment of the Membership Interests to be created in connection with the Loan shall be resolved to the reasonable satisfaction of the Lender;

            (j) The Lender shall have approved the Management Agreement and the Development Agreement, and the Lender shall receive evidence that the Management Agreement and the Development Agreement have been fully executed by the parties thereto;

            (k) The Environmental Site Assessment addressed to the Lender, which shall be reasonably acceptable to the Lender in all respects;

            (l) A soil report for the Property, which shall be in form and content reasonably acceptable to the Lender;

            (m) Financial projections for the Property which shall be reasonably acceptable to the Lender;

            (n) An appraisal of the Property by an M.A.I. appraiser evidencing an appraisal value of the Property of not less than $32,000,000 and otherwise reasonably satisfactory to the Lender;

            (o) The Operating Agreement, all amendments and attachments thereto, which shall be certified by the Borrower to be true and complete and which shall be reasonably acceptable to the Lender. The Borrower shall also provide the Lender with any certificates filed or required to be filed for the Borrower to be duly organized in the state of its formation and any consents by other parties required for the borrowing contemplated hereby. Additionally, the Borrower shall provide the Lender with a good standing certificate for the Owner from the Owner's state of organization, its certificate of limited partnership certified to be true and correct by the Secretary of State of the state of its organization, and its agreement of limited partnership (and all amendments and attachments thereto) certified to be true and complete;

            (p) The Lender shall have approved the terms of the Senior Loan and be fully satisfied, in its sole and absolute judgment, that (i) the Loan is fully authorized under the Senior Loan Documents; (ii) the Senior Lender has full knowledge of the Loan and all of its terms and conditions; and (iii) the Lender will be able to enforce all of its rights under the documents evidencing the Loan, including but not limited to, the right to receive timely payment from the Borrower (and the Property) of all amounts due under the Notes, the right to exercise its rights under the Special Management Interest and the right to foreclose on the Membership Interests pursuant to the Security Agreement and Assignment, without causing an event of default under any of the Senior Loan Documents subject, in all cases, to the provisions of the Intercreditor Agreement;

            (q) The Construction Plan for the Property and a statement of sources and uses of funds, which shall be reasonably satisfactory to the Lender;

            (r) Evidence satisfactory to the Lender that the sole member of the Borrower has made a contribution to the capital of the Borrower of not less than $900,000 (the "Capital
Contribution");

            (s) A market study in form and content reasonably satisfactory to Lender;

            (t) A copy of the Brookdale Option Agreement and the Equity Option Agreement, each of which shall be in a form reasonably acceptable to the Lender, and

            (u) Such other opinions, certificates, affidavits, documents and filings as the Lender may deem reasonably necessary or appropriate.


                  ARTICLE 5.  REPRESENTATIONS AND WARRANTIES

      The Borrower represents and warrants to the Lender, which representations and warranties shall survive the execution and delivery of this Agreement, the Notes and the other Loan
Documents, as follows:

      5.1 Organization and Authority of Borrower. The Borrower is a limited liability company duly organized, validly existing and in good standing under the laws of the State of Ohio and has all requisite power and authority to own and operate its property and to carry on its business as now conducted. The Borrower is duly qualified to do business in each jurisdiction where the nature of its operations and applicable laws require such qualification except where the failure to be so qualified would not have a material adverse effect on the Borrower. The execution, delivery and performance of the Loan Documents to which the Borrower is a party, have been duly authorized by all necessary organizational action. There is no prohibition in the Operating Agreement, or in any document, instrument or agreement, or in any law or any order, writ, injunction or decree of any court or arbitrator presently in effect having applicability to the Borrower which in any way prohibits or would be violated by the execution and performance of the Loan Documents in any respect except where such violation would not have any material adverse effect on the Borrower. The Loan Documents to which the Borrower is a party are valid, binding and enforceable obligations of the Borrower, except as enforcement may be limited by bankruptcy, insolvency or the laws or equitable principles affecting the enforcement of creditors' rights generally. The Borrower is a single purpose entity whose sole assets are the limited partnership interests in the Owner and the stock of the General Partner.

      5.2 Organization and Authority of the Owner. The Owner is a limited partnership duly organized, validly existing and in good standing under the laws of the State of Ohio and has all requisite power and authority to own and operate the Property and to carry on its business as now conducted. The Owner is duly qualified to do business in each jurisdiction where the nature of its operations and applicable laws require such qualification except where the failure to be so qualified would not have a material adverse effect on the Owner. There is no prohibition in the Owner's limited partnership agreement, or in any document, instrument, or agreement, or in any law or any order, writ, injunction or decree of any court or arbitrator presently in effect having applicability to the Owner which in any way prohibits or would be violated by the execution and performance of the Loan Documents in any respect except where such violation would not have any material adverse effect on the Owner or the Borrower. The Owner is a single purpose entity whose sole asset is the Property.

      5.3 Organization and Authority of the General Partner. The General Partner is a corporation duly organized, validly existing and in good standing under the laws of the State of Ohio and has all requisite power and authority to own and operate its property and to carry on its business as now conducted and has the requisite authority to act as the general partner of the Owner. The General Partner is duly qualified to do business in each jurisdiction where the nature of its operations require such qualification except where the failure to be so qualified would not have a material adverse effect on the General Partner or the Owner. There is no prohibition in the General Partner's Articles of
Incorporation, or in any document, instrument, or agreement, or in any law or any order, writ, injunction or decree of any court or arbitrator presently in effect having applicability to the General Partner which in any way prohibits or would be violated by the execution and performance of the Loan Documents in any respect except where such violation would not have any material adverse effect on the General Partner or the Borrower. The General Partner is a single purpose entity whose sole purpose is to act as the general partner of the Owner and whose sole asset is the general partnership interest in the Owner.

      5.4 Title to Property; Liens. To Borrower's actual knowledge, the Owner has good and marketable title to the Property, free and clear of mortgages, pledges, liens, charges or other encumbrances except such as are not prohibited by Section 7.1 and the Brookdale Option Agreement.

      5.5 Litigation. To Borrower's actual knowledge, (a) there is no court action, other proceeding or investigation pending, or to the knowledge of the Borrower, threatened which questions the validity of or enforceability of the Loan Documents, or any action taken pursuant thereto, and (b) there is no court action, other proceeding or investigation pending or, to the knowledge of the Borrower, threatened with respect to which an adverse decision is reasonably likely and which would result, either separately or in the aggregate, in any materially adverse change in the business, operations, affairs or condition of the Borrower or the Owner or which would materially and adversely affect the Property or the Owner's ownership thereof.

      5.6 Compliance with Law and Other Instruments. Neither the Borrower, the General Partner nor the Owner is in violation of, and the execution, delivery and performance of the Loan Documents do not and will not result in a violation of, conflict with or cause a default under, any agreement, instrument, judgment, decree, order, statute or governmental rule or regulation applicable to the Borrower, the General Partner or the Owner, or by which Borrower, the General Partner or the Owner may be bound, which now or in the future may materially adversely affect the business, operations, affairs or condition of the Borrower, the General Partner or the Owner.

      5.7 Adverse Contracts; Defaults. The Borrower is not a party to any agreement or instrument other than the Loan Documents, the Intercreditor Agreement, the Limited Partnership Agreement of the Owner, the Brookdale Option Agreement, the Equity Option Agreement and all documents executed in connection with the interim closing effective March 31, 1998. The Owner is not a party to any agreement or instrument other than the Senior Loan Documents, the Management Agreement, the Development Agreement, the Intercreditor Agreement, the Equity Option Agreement, the Brookdale Option Agreement and all the documents executed in connection with the interim closing, effective March 31, 1998 or executed directly in connection with its status as owner of the Property. Neither the Borrower nor the Owner is in default in any respect in the performance, observance or fulfillment of any of the material obligations, covenants or conditions contained in any agreement or instrument to which it is a party, which default would materially and adversely affect the ability of Borrower to perform its obligations under this Agreement.

      5.8 Environmental Laws. Except as disclosed in the Environmental Site Assessment prepared by Maxim Technologies, Inc., dated February 20, 1997 (the "Environmental Site Assessment"), to Borrower's actual knowledge, no release, emission, or discharge into the environment of hazardous substances, as defined under the Comprehensive Environmental Response, Compensation and Liability Act, as amended, or hazardous waste as defined under the Solid Waste Disposal Act, as amended, or air pollutants as defined under the Clean Air Act, or toxic pollutants as defined under the Clean Air Act, or the Toxic Substances Control Act, has occurred or is presently occurring on or with respect to the Property, in excess of federally permitted releases or reportable quantities, or other concentrations, standards of limitations under the foregoing laws or under any other federal, state or local laws or regulations. To Borrower's actual knowledge, there are no past or existing violations of any environmental laws, ordinances or regulations issued by any federal, state or local governmental authority with respect to the Property and, no underground storage tanks exist on the Property.

      5.9 Disclosure. To the best of Borrower's knowledge, no information, exhibit or report furnished by the Borrower to the Lender in connection with the negotiation of this Agreement contained any material misstatement of fact or omitted to state a material fact necessary to make the statements contained therein not materially misleading.

      5.10 Tax Reports; Filings. All of the Borrower's and the Owner's federal, state and other tax returns and reports, including reports to any governmental authority, for the proper maintenance and operation of its or their property, assets and business, as may be required by law to be filed or paid, have been (or will be) filed, and all federal, state and other taxes, assessments, fees and other governmental charges (other than those presently payable, without penalty) imposed upon them or their property or assets, which are due and payable, have been fully paid unless the same are being contested by the Borrower or the Owner, as appropriate, in the ordinary course of business for which it has provided adequate reserves.

      5.11 Default. To Borrower's actual knowledge, there does not exist any Event of Default or Default hereunder.

      5.12 Business of Borrower and Owner. The Borrower is engaged, and since its formation has engaged, in no business other than owning the limited partnership interests in the Owner and the stock of the General Partner. The General Partner is engaged, and since its formation has engaged, in no business other than acting as general partner of the Owner.
The Owner is engaged,
and since its formation has engaged, in no business other than owning, constructing and operating the Property.

      5.13 Liabilities. The Borrower has no liabilities other than the Loan except for unsecured liabilities related to the closing of the Loan and the continuing administration of its business in the ordinary course and liabilities incurred in connection with the Intercreditor Agreement, the Brookdale Option Agreement and the Equity Option Agreement. The Owner has no liabilities other than liabilities incurred in connection with (i) the Senior Loan Documents, (ii) the Management Agreement, (iii) the Development Agreement, (iv) the Brookdale Option Agreement , (v) the Equity Option Agreement, (vi) liabilities relating to the construction of the Project, (vii) the Permitted Encumbrances (as defined in the Senior Loan Documents), and (viii) the ordinary course of owning, constructing and operating the Property. The General Partner has no liabilities other than liabilities incurred in the ordinary course of acting as the general partner of the Owner.


                        ARTICLE 6. AFFIRMATIVE COVENANTS

      Until payment in full of the Notes and performance of all other obligations of the Borrower hereunder:


      6.1 Covenants Relating to the Property or the Manager.

            (a) Financial Statements and Reports. Not later than one hundred twenty (120) days following the end of each fiscal year, the Borrower shall cause the Owner or the Manager, as the case may be, to provide, to the Lender the following items in form and substance reasonably satisfactory to the Lender:

                  (i) An income and cash flow statement and balance sheet of the Owner as of the end of such fiscal year;

                  (ii) A rent roll for the Property or other occupancy report as may be reasonably required by the Lender;

                  (iii) Such other  financial  information and reports as may be reasonably requested by the Lender; and

                  (iv) To the extent reasonably requested by the Lender, the Borrower shall cause the Owner to provide the Lender with audited reports confirming any of the foregoing financial statements and presentations.

            (b)  Periodic  Reports.  The  Borrower  shall cause the Owner or the
Manager, as the case may be, to provide, the following items in form and substance reasonably satisfactory to the Lender:

                  (i) Unaudited income and cash flow statements and balance sheets of the Owner for the period and fiscal year to date;

                  (ii) A rent roll for the Property or other occupancy report as may be reasonably required by the Lender; and

                  (iii) Such other  financial  information and records as may be reasonably requested by the Lender including without limitation, construction progress reports (i.e., Senior Lender draw requests).

            The foregoing information shall be provided not later than forty five (45) days following the end of each fiscal quarter except for rent rolls and construction progress reports which, at the request of Lender, shall be provided on a monthly basis.

            (c) Preparation of Tax Returns. The Borrower shall cause the Manager to prepare the necessary tax returns for the Owner, at the Project's expense, to the extent permitted by the
Senior Loan Documents.

            (d) Inspection. Upon the reasonable request of the Lender , subject to the rights of any tenants or residents, the Borrower shall cause the Owner or the Manager, as the case may be, to make available for inspection to representatives of the Lender the Project itself, as well as, at the offices of the Manager, any of the books and records relating to the Project and shall furnish to the Lender information regarding the business affairs and financial condition of the Project within a reasonable time after receipt of written request therefor.

            (e) Insurance. The Borrower shall cause the Owner or the Manager, as the case may be, to maintain "extended coverage" insurance against loss by fire, not less than six (6) months of business interruption, public liability, theft and other casualty on its insurable real and personal property in such amounts and otherwise in form and substance and with such companies as are required by Senior Lender under the Senior Loan Documents and against liability on account of damage to persons or property and as required under all applicable Workers' Compensation Laws.
 Copies of all insurance policies or certificates evidencing the same shall be furnished to the Lender.

            (f) Payment of Taxes and Claims. The Borrower shall cause the Owner or the Manager, as the case may be, to pay all taxes, assessments and other governmental charges imposed upon the Property or assets of the Owner or in respect of any of the franchises, business, income or profits of the Owner before any penalty or interest accrues thereon, and all claims (including, without limitation, claims for labor, services, materials and supplies) for sums which have become due and payable and which by law have become a lien or charge upon any of the Property or assets of Owner provided that no such tax, assessment, charge or claim need be paid if the amount, applicability or validity thereof is currently being contested in accordance with the provisions of the Senior Loan Documents.

            (g) Maintenance of Property. The Borrower shall cause the Owner or the Manager, as the case may be, to operate and manage the Property in a commercially reasonable manner. The Borrower shall cause all amounts paid by the Borrower, the Owner or any of their respective Affiliates to Brookdale, the Manager or any of their respective Affiliates, to be commercially reasonable and to not exceed the prevailing market rate for such services except as otherwise described in the Budget. All such payments shall be identified in the financial reports required by Section 6.1(a) and (b) of this Agreement. The Borrower shall cause the Owner or the Manager, as the case may be, to notify the Lender, in writing, as to the existence of any such contracts with, or any services or materials being provided by, an Affiliate of Brookdale or the Manager, which are not otherwise disclosed in the Budget.

            (h) Maintenance of Tangible Assets. The Borrower shall cause the Owner or the Manager, as the case may be, to maintain, keep and preserve its buildings and property and every part thereof in good repair, working order, and condition.

            (i) Records and Books of Account. The Borrower shall cause the Owner and the Manager to keep adequate records and books of account in a manner appropriate to permit the preparation of the financial statements required by Sections 6.1(a) of this
Agreement.

            (j) Use of Proceeds. The Borrower shall cause the Owner and the Manager to use all proceeds of the Loan disbursed pursuant to this Agreement for legal and proper purposes and as described in Section 2.4 of this Agreement, and such uses shall be consistent with all applicable laws and the provisions of this Agreement.

            (k) Construction Plan. The Borrower shall cause the Owner and the Manager, as the case may be, to diligently commence and pursue to completion the construction contemplated by the Construction Plan. Subject to Unavoidable Delay, the Project Completion shall be achieved not later than fourteen (14) months from the date of the closing of the Senior Loan.

            (l) Compliance with Laws. The Borrower shall cause the Owner and the Manager, as the case may be, to comply in all respects with all applicable statutes, laws, ordinances and governmental rules, regulations and orders which are applicable to the construction, development, management or operation of the Project if noncompliance therewith would have a material adverse affect on the Project, the Owner or the Borrower including, but not limited to, all applicable federal, state, regional, county or local laws, statutes, rules, regulations or ordinances concerning public health, safety or the environment; provided that the Owner or the Manager, as the case may be, need not so comply if any such statute, law, ordinance, or governmental rule, regulation or order is currently being contested in accordance with the Senior Loan Documents.

            (m) Operating Expenses and Debt Service under Senior Loan Documents. The Borrower shall cause the Owner to pay (unless Guarantor or other party shall have paid) when due all Operating Expenses and Debt Service (whether or not Operating Income is sufficient to pay them). For purposes of this Section 6.1(m), the terms "Operating Expenses," "Debt Service" and "Operating Income" shall have the meanings ascribed to them in the Senior Loan Documents.

            (n) Completion. The Borrower shall cause the Owner to observe, fulfill and perform (unless Guarantor or other party shall have observed, fulfilled or performed) all obligations of the Owner and the Manager under or pursuant to the Building Loan Agreement solely with respect to (i) the construction of the Required Improvements, including, the obligations of Owner to construct, equip and complete the Required Improvements in accordance with
Section 7.1 of the Building Loan Agreement, and (ii) the payment when due of all Costs in accordance with the Building Loan Agreement. For purposes of this
Section 6.1(n), the terms "Required Improvements," "Building Loan Agreement" and "Costs" shall have the meanings ascribed to them in the Senior Loan Documents.

      6.2 Covenants Relating to the Borrower, the Owner and the General Partner.

            (a) Compliance with Laws. The Borrower shall, and shall cause the Owner and the General Partner to, comply in all respects with all applicable statutes, laws, ordinances and governmental rules, regulations and orders which are applicable to its business, property and assets if noncompliance therewith would have a material adverse affect on such business, including, but not limited to, all applicable federal, state, regional, county or local laws, statutes, rules, regulations or ordinances concerning public health, safety or the environment; provided that the Borrower, the Owner and the General Partner need not so comply if any such statute, law, ordinance, or governmental rule, regulation or order is currently being contested in accordance with the Senior Loan Documents.

            (b) Preservation of Existence. The Borrower shall, and shall cause the Owner and the General Partner to, preserve and maintain their respective legal existence, rights, franchises and privileges in the jurisdiction of its formation, or in any other jurisdiction it shall select, and qualify and remain qualified in each jurisdiction in which such qualification is necessary or desirable in view of their business and operations or the ownership of its property.

            (c) Notices of Certain Events. The Borrower shall promptly give notice to the
Lender of:

                  (i)   Any Default or Event of Default known to Borrower;

                  (ii) Any notice of any "default" or "Event of Default" received by the Owner from the Senior Lender under the Senior Loan Documents;

                  (iii) Any notice of default or event of default received under any other contract, agreement or undertaking of the Borrower, the Owner or the General Partner, where the total value of the contract, agreement or undertaking is in excess of One Hundred Thousand Dollars ($100,000.00); or

                  (iv) A materially adverse change in the business, operations, affairs or condition (financial or otherwise) of the Borrower or the Owner.

            (d) Performance of Contracts. The Borrower shall, and shall cause the Owner and the General Partner to, perform and comply with each and every material contract, agreement or instrument now or hereafter binding upon it, except to the extent that it shall contest the provisions thereof in good faith and by proper proceedings.

            (e) Notice of Material Litigation. The Borrower shall promptly notify the Lender in writing of any litigation, arbitration proceeding or administrative investigation, inquiry or other proceeding to which the Borrower, the Owner or the General Partner may hereafter become a party with respect to which an adverse decision is reasonably likely and which would involve a material risk of judgment or liability not fully covered by insurance or which would otherwise result in a material adverse change of the business, operations, affairs or condition (financial or otherwise) of the Borrower, the Owner or the General Partner or which would materially impair the ability of the Borrower to perform its obligations under the Loan Documents or any other agreement or instrument contemplated hereby or thereby.

            (f) Bankruptcy. The Borrower shall not, and shall not permit the General Partner or the Owner to, file a voluntary petition in bankruptcy without the consent of the Lender.
The Borrower shall, and shall cause the Owner and the General Partner to, use its best efforts to contest any involuntary petition filed against it.

            (g) Compliance with Certain Agreements. The Borrower shall comply, and, as applicable, shall cause the General Partner and the Owner to comply, with all of the terms, conditions and obligations of the Borrower, the Owner and the General Partner under the Management Agreement, the Development Agreement, the Equity Option Agreement, the Brookdale Option Agreement, the Senior Loan Documents and the Intercreditor Agreement.

            (h) Tax Returns. Not later than thirty (30) days following the applicable filing date (including any extensions authorized by the applicable taxing authority), the Borrower shall provide to the Lender a copy of the Borrower's and the Owner's federal income tax returns.

            (i) Payment of Taxes and Claims. The Borrower shall pay all taxes, assessments and other governmental charges imposed upon its property or assets or in respect of any of its franchises, business, income or profits before any penalty or interest accrues thereon, and all claims (including, without limitation, claims for labor, services, materials and supplies) for sums which have become due and payable and which by law have become a lien or charge upon any of its property or assets, provided that no such tax, assessment, charge or claim need be paid if the amount, applicability or validity thereof is currently being contested in good faith and if an appropriate reserve or cash escrow shall have been made therefor.


                        ARTICLE 7.  NEGATIVE COVENANTS

      Until payment in full of the Notes and the performance of all other obligations of the Borrower under the Loan Documents, the Borrower may not take the following actions without the prior written approval of the Lender:

      7.1 Liens and Other Encumbrances. The Borrower shall not, and shall not permit the Owner to, create, incur, assume or suffer to exist any security interest, mortgage, pledge, lien or other encumbrance of any nature whatsoever on the Property, except (i) encumbrances meeting the description in items (a) through (d) of the definition of "Permitted Encumbrances" in the Senior Loan Documents (ii) the Brookdale Option Agreement and (iii) all other liens and encumbrances to which Lender has given its prior written consent.

      7.2 Amendments to Operating Agreement, Management Agreement, Development Agreement, and Senior Loan Documents. The Borrower shall not (i) amend the Operating Agreement or any of its organizational documents, (ii) amend any of the organizational documents of the Owner or the General Partner, (iii) permit the General Partner to amend any of the organizational documents of the Owner, or (iv) permit the Owner to amend or waive any provision of the Management Agreement, the Development Agreement, the Brookdale Option Agreement, the Equity Option Agreement, the Budget (other than changes for which Manager funds the additional amounts owed or those changes resulting in a decrease in the Budget) or the Senior Loan Documents (other than those modifications, if any, which do not require the consent of Senior Lender, the Owner or the Manager) in any respect, or to terminate the Management Agreement or the Development Agreement.

      7.3 Transactions with Affiliates. Except for the Brookdale Option Agreement, the Equity Option Agreement, the Development Agreement and the
Management Agreement, or except as expressly contemplated by the Budget, the Borrower shall not permit the Owner to: (i) enter into any transaction, including without limitation, the purchase, sale or exchange of any part of the Property or the rendering of any services with respect to the Property, with the Manager, Brookdale or any of their respective Affiliates or any manager, officer or director thereof, (ii) enter into, assume or suffer to exist any employment or consulting contract with the Manager, Brookdale or any of their respective Affiliates or any manager, officer or director thereof unless such agreement, transaction or contract is in the ordinary course of its business and is upon fair and reasonable terms no less favorable to it than it would obtain in a comparable arm's length transaction with a Person not an Affiliate; or (iii) pay any fees or expenses to, or reimburse or assume any obligation for the reimbursement of any expenses incurred by, the Manager, Brookdale or any of their respective Affiliates or any manager, officer or director thereof except as may be permitted in accordance with the preceding clause of this Section.

      7.4 Admission of New Members. The Borrower shall not issue any additional membership interests in the Borrower on or after the date hereof. The Borrower shall not permit the Owner to issue any additional partnership interests in Owner on or after the date hereof. The Borrower shall not permit the General Partner to issue any additional stock of the General Partner on or after the date hereof.

      7.5 Refinancing of Senior Loan: Additional Debt. Except to the extent provided for by the Senior Loan Documents, the Borrower shall not permit the Owner to refinance the Senior Loan prior to its maturity or increase the amount of the Senior Loan. The Borrower shall not permit the Owner to incur any additional debt (other than in the ordinary course of the Owner's business and then in an amount not in excess of $100,000 in the aggregate and amounts owing under the Development Agreement and the Management Agreement). The Borrower shall not incur any debt other than the Loan.

      7.6 Sale of the Property. The Borrower shall not consent to, or otherwise permit, a sale of all or any material part of the Property except in connection with a prepayment in accordance with the requirements of Section 2.3(e) of this Agreement.

      7.7 Limitations of Business. The Borrower shall not (i) invest in, organize or participate in the organization of or in the creation of any business entity other than the Owner and the General Partner and the Borrower shall not merge, transfer, acquire or consolidate with or into any other entity, change ownership, dissolve and/or transfer or sell any assets except as contemplated by the Brookdale Option Agreement or (ii) permit the Owner to invest in, organize or participate in the organization of or the creation of any business entity other than the Project, and the Borrower shall not permit the Owner to merge, transfer, acquire or consolidate with or into any other entity, change ownership, dissolve and/or transfer or sell any assets outside of the ordinary course of business except in accordance with Section 7.6 of this Agreement and except as contemplated by the Brookdale Option Agreement or (iii) permit the General Partner to invest in, organize or participate in the organization of or the creation of any business entity other than the Owner, and the Borrower shall not permit the General Partner to merge, transfer, acquire or consolidate with or into any other entity, change ownership, dissolve and/or transfer or sell any assets outside the ordinary course of business except in accordance with Section 7.6 of this Agreement and except as contemplated by the Brookdale Option Agreement..

      7.8 Budgets. The Borrower shall cause the Manager to (i) submit the operating and capital budgets proposed by the Manager under the Management Agreement in advance to the Lender, (ii) meet with the Lender at least annually, if so requested by the Lender, to discuss the Lender's recommendations with respect to such proposed budgets, and (iii) duly consider, in good faith, the implementation of any such recommendations.

      7.9 Capital Expenditures. Except for capital expenditures provided for in the Construction Plan, the Budget or as otherwise permitted under the Senior Loan Documents (provided that, if such expenditures are in excess of $100,000 in the aggregate and are not expressly contemplated by the Construction Plan or the Budget, the consent of Lender has been obtained), the Borrower shall not permit the Owner to make any capital expenditures.

      7.10 No Challenge to Exercise of Rights under Assignment. As an inducement to the Lender to make the Loan, the Borrower has assured the Lender that, upon the occurrence of an Event of Default and the acceleration of the Loan as provided in Section 8.2(a) or (b), one of the remedies available to the Lender, at its election, will be to foreclose its security interest in, or at Lender's option to retain as undisputed, absolute owner, the Membership Interests under the Security Agreement and Assignment in satisfaction of the obligations under the Notes and the Loan Documents or, at the Lender's option, to exercise its rights under the Special Management Interest. Accordingly, the Borrower hereby acknowledges that any such election to foreclose its security interest in, and/or retain as undisputed, absolute owner, the Membership Interests is reasonable under the circumstances and the Borrower hereby waives and releases any right it may have to demand a sale of the Membership Interests or to otherwise oppose or challenge the foreclosure or retention of the Membership Interests by the Lender or the exercise of its rights under the Special Management Interest if an Event of Default and acceleration of the Loan has occurred and if it makes such an election following such Event of Default and acceleration. Anything herein or in the Loan Documents to the contrary notwithstanding and without limiting the generality of the foregoing, the Borrower covenants and agrees to fully cooperate to the fullest extent permitted under applicable law in any measures taken by the Lender to implement such an election of remedies and, if an Event of Default and acceleration of the Loan has occurred, not to challenge the Lender's exercise of the rights granted hereunder.

      7.11 Limitation on Change of Ownership. Except as contemplated under the Brookdale Option Agreement or the Equity Option Agreement, the Borrower shall not permit any transfer of (i) the Membership Interests, (ii) any of the stock of the General Partner or (iii) the partnership interests in the Owner.


                        ARTICLE 8.  EVENTS OF DEFAULT

      8.1 Event of Default. Event of Default shall mean the occurrence of one or more of the following described events following the expiration of any cure period relating thereto:

            (a) The Borrower fails to pay any amount required under this Agreement when due and such failure continues for a period of five (5) Business Days after written notice to Borrower (other than payments due on the Maturity Date for which no notice of late payment shall be required), unless such failure is caused by the Lender's failure to advance up to $1,385,239 of the principal of the Priority Loan to pay the Structuring Fee, certain legal and due diligence expenses or the Scheduled Debt Service as it comes due as contemplated by
Section 2.2(a) of this Agreement;

            (b) The Borrower defaults in the performance or observation of any covenant, condition or agreement made or required to be observed or performed by the Borrower under any of the Loan Documents, and such default shall continue without cure for thirty (30) days after the date upon which written notice thereof shall have been given to the Borrower, by the Lender,
provided that if any such default shall take more than thirty (30) days to cure, such thirty (30) day period shall be extended by the time necessary to cure same, not to exceed an additional ninety (90) days, provided further that Borrower has promptly commenced efforts to cure the default and continues to diligently pursue such efforts;

            (c) The Owner refinances the Senior Loan prior to its maturity or increases the amount of the Senior Loan;

            (d) A material breach of the representations and warranties contained in Article 5 hereof on the date as of which made which breach has a materially adverse effect on the business, affairs or condition of the Borrower, the Owner, the General Partner or the Property and which breach is not cured within thirty (30) days after the date upon which written notice thereof is provided to the Borrower;

            (e) Any representation or warranty made by the Borrower, the Manager or Brookdale in any of the other Loan Documents or in any report, certificate or writing furnished in connection with or pursuant to this Agreement shall be false or inaccurate in any material respect on the date as of which made; provided that, in the case of any false or materially inaccurate representation by the Borrower, such falsehood or inaccuracy has a materially adverse effect on the business affairs or condition of the Borrower, the Owner, the General Partner or the Property and is not cured within thirty (30) days after the date upon which written notice thereof is provided to Borrower;

            (f) Any of the Borrower, the General Partner, the Owner, the Manager or Brookdale makes an assignment for the benefit of creditors;

            (g) Any of the Borrower, the General Partner, the Owner, the Manager or Brookdale petitions or applies to any tribunal for the appointment of a trustee or receiver for itself, or of any substantial part of its assets or any of the Borrower, the General Partner, the Owner, the Manager or Brookdale commences any proceeding relating to it under any bankruptcy, reorganization, arrangement, insolvency, readjustment of debt, dissolution or liquidation under the laws of any jurisdiction whether now or hereafter in effect;

            (h) Any petitions or applications are filed, or any proceedings are commenced against any of the Borrower, the General Partner, the Owner, the Manager or Brookdale seeking the adjudication of it as bankrupt and the Borrower , the General Partner, the Owner, the Manager or Brookdale as applicable, by any act indicates its admission or consent thereto, or acquiescence therein, or any order is entered appointing a trustee or receiver, or adjudicating any of the Borrower, the General Partner, the Owner, the Manager or Brookdale, bankrupt or insolvent, or approving the petition in any such proceedings and such order remains unstayed or undischarged for more than ninety (90) days;

            (i) Any order is entered in any proceeding against any of the Borrower, the General Partner, the Owner, the Manager or Brookdale decreeing the dissolution of the Borrower, the General Partner, the Owner, the Manager or Brookdale and such order remains unstayed or undischarged for more than ninety
(90) days;

            (j) A final non-appealable judgment or judgments for the payment of money in excess of an aggregate of $100,000 shall be rendered against the Borrower, the General Partner or the Owner and such judgment or judgments shall remain undischarged for a period of sixty (60) consecutive days during which the execution shall not be effectively stayed (unless a reserve of available funds is made therefor);

            (k) An Event of Default occurs under the Senior Loan Documents which remains uncured beyond any applicable grace or cure period or beyond the period during which the Senior Lender has agreed to refrain from the exercise of its rights and remedies under Article VIII of the Loan Agreement of even date herewith among the Owner, the Manager and the Senior Lender pursuant to Section
8.3 thereof;

            (l) A default beyond any applicable grace or cure period under the Security Agreement and Assignment, the Guaranties or any of the other Loan Documents;

            (m) The withdrawal of the General Partner, or the General Partner's failure to serve as the sole general partner of the Owner, without the prior written approval of the Lender;

            (n) An event of default by the Manager under the Management Agreement or the Development Agreement, which remains uncured beyond any applicable grace or cure period;

            (o) Subject to Unavoidable Delay, the Borrower's failure to cause the Owner to achieve Project Completion by the "Outside Completion Date" (as such term is defined in the Senior Loan Documents).

            (p) A breach by Brookdale of any of its obligations under the Warrant which remains uncured beyond any applicable grace or cure period;

            (q) Any change in the chief executive officer of Brookdale unless within thirty (30) days thereafter Brookdale has provided to the Lender a management succession plan acceptable to the Lender in its reasonable discretion;

            (r) A breach by Brookdale or Manager of any of its obligations to Lender under the Intercreditor Agreement or the Consent and Subordination of Manager and which remains uncured beyond any applicable grace or cure period;

            (s)   An Event of Default under the Michigan Loan Agreement;

            (t) Brookdale's failure to maintain a Net Worth (as such term is defined in the Senior Loan Documents) in excess of $110,000,000;

            (u) Brookdale's failure to maintain an EBITDAR (as such term is defined in the Senior Loan Documents) in excess of $5,000,000, which shall be tested on a quarterly basis; or

            (v) Brookdale's failure to maintain Liquid Assets (as such term is defined in the Senior Loan Documents) having a market value of at least $5,000,000, which shall be tested on a quarterly basis.

      8.2   Consequences of Event of Default.

            (a) If any Event of Default  specified under  subsections  (a), (b),
(d), (e) or (j) through (v) of Section 8.1 above shall occur and be continuing, the Lender may, by written notice to the Borrower, declare the unpaid balance of all principal and interest accrued on the Notes and all other obligations of the Borrower hereunder, or under any of the other Loan Documents, to be immediately due and payable, without presentment, demand, protest, notice of default (except as expressly required in the Loan Documents), notice of intent to accelerate or other notice of any kind, all of which are hereby expressly waived.

            (b) If any Event of Default  specified under subsections (f) through
(i) of Section 8.1 above shall occur, the unpaid balance of all principal and interest accrued on the Notes and all other obligations of the Borrower hereunder, or under any of the other Loan Documents shall be immediately and automatically due and payable, without presentment, demand, protest, notice of default, notice of intent to accelerate or other notice of any kind, all of which are hereby expressly waived.

            (c) Upon an Event of Default and the acceleration of the Loan in accordance with Sections 8.2(a) or (b), the Lender shall have the right to enforce its remedies under the Security Agreement and Assignment, the Guaranties and the Special Management Interest, and to pursue any other remedy available to it under law or equity.


                           ARTICLE 9. INDEMNIFICATION

      9.1 No Reliance; Indemnification. The Borrower acknowledges that it has independently investigated the legal, economic, tax, accounting and other consequences of the Loan and the transactions contemplated by the Loan Documents and has not received or relied in any way on any advice of the Lender or any of its Affiliates as to such consequences. To the fullest extent permitted by law, Borrower agrees to protect, indemnify, defend and save harmless the Lender and its Affiliates, its members, officers, agents and employees for, from and against any and all liability, expense or damage of any kind or nature and for, from and against any suits, claims or demands, including reasonable legal fees and expenses, arising out of this Agreement or in any way related to the Loan except to the extent of any such liability, expense or damage arising from the action of or a failure to act of Lender. Upon receiving knowledge of any suit, claim or demand asserted by a third party that Lender believes is covered by this indemnity, Lender shall give Borrower notice of the matter and an opportunity to defend it, at Borrower's sole cost and expense, with legal counsel reasonably satisfactory to Lender. Lender may also require Borrower to so defend the matter. The obligations on the part of Borrower under this Article 9 shall survive the Loan Closing and the repayment of the Loan.


                          ARTICLE 10.  MISCELLANEOUS

      10.1 Notices. All notices, requests and demands to or upon the parties hereto to be effective shall be in writing or by facsimile transmissions and, unless otherwise expressly provided herein, shall be deemed to have been duly given or made when delivered by hand or one Business

Day following delivery to an overnight delivery service guaranteeing next business day delivery, delivery charge prepaid, or, in the case of facsimile transmission, when sent (only if sent on a Business Day), receipt by addressee acknowledged, addressed as follows in the case of the Borrower and the Lender or to such other address as may be hereafter notified by the parties hereto:

      The Borrower:           AH Texas Subordinated, LLC
                            320 King of Prussia Road
                              Suite 160
                              Radnor, Pennsylvania
                           Attention: David B. Fenkell
                             Fax No.: (610) 902-0777

                              With a copy to:

                              Squire, Sanders & Dempsey, L.L.P.
                              41 South High Street
                              Suite 1300
                              Columbus, OH 43215
                              Attention: Scott B. West, Esq.
                             Fax No.: (614) 365-2499

                              With a copy to:

                              Brookdale Living Communities, Inc.
                              77 West Wacker Drive, Suite 4400
                              Chicago, IL 60601
                              Attention:  Darryl W. Copeland, Jr.
                                          Robert J. Rudnik, Esq.
                              Fax No. 312-977-3769


                              with a copy to:

                              Winston & Strawn
                              35 West Wacker Drive
                             Chicago, IL 60601-9703
                              Attention:  Wayne Boberg, Esq.
                              Fax No. 312-558-5700

      The  Lender:            BANC ONE CAPITAL PARTNERS IV, LTD.
                              150 East Gay Street, 24th Floor
                              Columbus, Ohio 43215
                            Attention: John W. Adams
                             Fax No.: (614) 217-0222

                              with a copy to:

                              BANC ONE CAPITAL MARKETS, INC.
                              150 East Gay Street, 24th Floor
                              Columbus, Ohio 43215
                           Attention: Legal Department
                             Fax No.: (614) 217-1217


      10.2 Term of Agreement; Termination; Successors and Assigns. This Agreement and all covenants, agreements, representations and warranties made herein and in the reports, certificates and other writings delivered pursuant hereto shall survive the execution and delivery of this Agreement, the making by the Lender of the Loan and the execution and delivery to the Lender of the Loan Documents and shall continue in full force and effect until terminated. This Agreement shall terminate at such time as the Lender has received payment in full of all amounts owing to the Lender hereunder and under the Loan Documents. In this Agreement whenever any of the parties hereto is referred to, such reference shall be deemed to include the successors and assigns of such parties; and all terms and provisions of this Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and assigns, whether so expressed or not; provided, however, that the Borrower may not assign or transfer its rights or duties under this Agreement to any Person without the prior written consent of the Lender. The Lender may assign, negotiate, pledge or otherwise hypothecate all or any portion of the Loan or grant participations therein, or in any of its rights and security hereunder and under the other Loan Documents, and the

Borrower shall accord full recognition thereto. The Lender may deliver copies to any potential participant or assignee or transferee of financial statements and other information from time to time furnished to Lender pursuant hereto or in connection therewith.

      10.3 No Implied Rights or Waivers. No notice to or demand on the Borrower in any case shall entitle the Borrower to any other or further notice or demand in the same, similar and other circumstances. Neither any failure nor any delay on the part of the Lender in exercising any right, power or privilege hereunder or under the Loan Documents shall operate as a waiver thereof, nor shall a single or partial exercise thereof preclude any other or further exercise of the same or the exercise of any other right, power or privilege.

      10.4 Applicable Law. This Agreement was negotiated in the State of Ohio, accepted by the Lender in the State of Ohio, and the proceeds of the Loan evidenced hereby were or are to be disbursed by Lender from the State of Ohio. The Borrower and Lender agree that the State of Ohio has a substantial relationship to the transaction evidenced hereby and agree that this Agreement and the rights and obligations of the parties hereunder shall be governed by and construed in accordance with the laws of the State of Ohio (without giving effect to principles of conflicts of law).

      10.5  Modifications, Amendments or Waivers.

            (a) The Lender and the Borrower may from time to time enter into written agreements amending or changing any provision of this Agreement or the rights of the Lender or the Borrower hereunder or give waivers or consents to a departure from the due performance of the obligations of the Borrower hereunder or under the other Loan Documents.

            (b) In the case of any such waiver or consent relating to any provision hereof or thereof, the parties shall be restored to their former positions and rights thereunder, and any Default or Event of Default so waived or consented to shall be deemed to be cured and not continuing; but no such waiver or consent shall extend to any subsequent or other Default or Event of Default or impair any right consequent thereon.

      10.6 Counterparts. This Agreement may be signed in any number of counterparts with the same effect as if the signature thereto were upon the same instrument.

      10.7 Headings. The headings of the Articles and Sections of this Agreement are inserted for convenience only and shall not be deemed to constitute a part hereof.

      10.8 Expenses. The Borrower shall pay or cause to be paid and save the Lender harmless against liability for the payment of all reasonable out-of-pocket expenses, including counsel fees and disbursements, incurred or paid by the Lender in connection with (i) the negotiation, preparation (if requested by Brookdale), and execution of the Loan Documents; (ii) any amendments, waivers or consents (if requested by Brookdale) pursuant to the provisions hereof and thereof; and (iii) the enforcement of the Loan Documents including such expenses as may be incurred by the Lender in collection of the Notes and the enforcement of all obligations of the Borrower hereunder.

      10.9 Accounting. All financial reports required under this Agreement shall be prepared in accordance with Project budgets previously submitted to Lender.

      10.10 Severability. Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof or effecting the validity or enforceability of such provisions in any other jurisdiction.

      10.11 Waiver of Jury Trial; Consent to Venue. The Borrower and the Lender, after consulting or having had the opportunity to consult with counsel, knowingly, voluntarily and intentionally waive any right any of them may have to a trial by jury in any litigation based upon or arising out of this Agreement, the other Loan Documents, or any of the transactions contemplated by this Agreement, or any course of conduct, dealing, statements (whether oral or written) or actions of any of them. Neither the Borrower nor the Lender shall seek to consolidate, by counterclaim or otherwise, any action in which a jury trial has been waived with any other action in which a jury trial cannot be or has not been waived unless failure to so consolidate would result in a mandatory loss of such claim. In the event of a dispute under this Agreement, the parties hereby agree that exclusive jurisdiction and venue lies in a court of competent jurisdiction in Franklin County, Ohio. These provisions shall not be deemed to have been modified in any respect or relinquished by either of the Borrower or the Lender except by a written instrument executed by all of them.

      10.12 Entire Agreement. This Agreement, the Exhibits hereto and the Loan Documents reflect the entire understanding of the parties with respect to their respective subject matters and supersede all prior agreements or understandings with respect thereto in their entirety.

      10.13 Intercreditor Agreement.  THE LOAN, THE RIGHTS AND OBLIGATIONS OF
THE   PARTIES   HEREUNDER,   ALL   RIGHTS   AND   REMEDIES   OF  LENDER   WITH
RESPECT
TO THE LOAN AND ANY AND ALL COLLATERAL THEREFOR ARE EACH AND ALL SUBJECT TO THE TERMS AND CONDITIONS OF THE INTERCREDITOR AGREEMENT.

      10.14.Limited Recourse. Notwithstanding any provision in this Agreement or in any of the other Loan Documents to the contrary, in no event shall any officer, director, incorporator, member, manager, shareholder or agent of Borrower be personally liable to Lender for any of the obligations of the Borrower under this Agreement or under any of the other Loan Documents including without limitation the obligation to pay any amount due on the Notes.

            IN WITNESS WHEREOF, the Borrower and the Lender have caused this Agreement to be duly executed by their duly authorized representatives, all as of the day and year first above written.

                                    AH TEXAS SUBORDINATED, LLC, an Ohio
                                    limited liability company

                                    By:   AH Texas Investor, Inc., an Ohio
                                           corporation, its Manager

                                       By:
                                          Name:     David B. Fenkell
                                          Title:   President



                                    BANC ONE CAPITAL PARTNER IV, LTD., an
                                    Ohio limited liability company

                                    By:   BOCP Holdings Corporation, its
                                          Manager


                                       By:
                                          Name:     Michael S. Wood
                                          Title:    Authorized Signer

                                   EXHIBIT A-1


                              Guaranty Agreement

                                   EXHIBIT A-2


                            Guaranty of Completion

                                   EXHIBIT A-3


                              Non-Recourse Guaranty

                                   EXHIBIT B-1


                                  Priority Note

                                   EXHIBIT B-2


                               Subordinate Note

                                    EXHIBIT C


      Security Agreement - Pledge and Assignment of Membership Interests

                                    EXHIBIT D


                               Warrant Certificate

                                    EXHIBIT E


             Methodology of Calculation of Internal Rate of Return